UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2026
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CACI International Inc
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12021 Sunset Hills Road Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 841-7800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2026, CACI International Inc (the “Company”) announced the appointment of Dr. David Young, 45, as the Company’s Chief Operating Officer reporting to the Chief Executive Officer. Dr. Young has 25 years of experience, most recently serving at Lockheed Martin as Vice President and General Manager National Security Space from December 2024 to June 2026, and as Vice President and Deputy General Manager National Security Space from September 2024 to December 2024. Prior to Lockheed, he served as Chief Operating Officer for CAES from January 2021 to September 2024. He also served as Vice President, Advanced Program Development for Lockheed Martin from April 2019 to January 2021 and held roles of increasing responsibility over 11 years at Northrop Grumman.

Dr. Young will receive compensation, including participation in the Company’s annual bonus plan and long-term incentive program, customary for his position and scope of responsibilities within the Company. In addition, he will receive a one-time cash sign-on bonus in the amount of $500,000 and a grant of $2,000,000 in restricted stock units that will vest in three equal annual installments beginning on the first anniversary of his employment.

There was no arrangement or understanding pursuant to which he was selected as an officer of the Company. There are no family relationships between him and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which he was a participant.

A copy of the Company’s press release announcing the appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Date: June 22, 2026	By:	/s/ J. William Koegel, Jr.

J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary